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                                                                  EXECUTION COPY

                          REGISTRATION RIGHTS AGREEMENT

                                                                  April 22, 1999

SG COWEN SECURITIES CORPORATION
1221 Avenue of the Americas
New York, New York  10020

Dear Sirs:

                  STELLEX TECHNOLOGIES, INC., a Delaware corporation (the "Company"), proposes to issue and sell to you (the "Initial Purchaser"), upon the terms set forth in a purchase agreement dated April 22, 1999 (the "Purchase Agreement"), $20,000,000 aggregate liquidation preference of its 13% Senior Cumulative Redeemable Preferred Stock due 2010 (the "Securities"). Capitalized terms used but not specifically defined herein have the respective meanings ascribed thereto in the Purchase Agreement. As an inducement to the Initial Purchaser to enter into the Purchase Agreement and in satisfaction of a condition to your obligations thereunder, the Company agrees with you, for the benefit of the holders (including the Initial Purchaser) of the Securities (collectively, the "Holders"), as follows:

                  1.  Shelf Registration.

                  (a) (x) The Company shall use its best efforts to cause to be filed with the Commission a Shelf Registration Statement pursuant to Rule 415 under the Securities Act (a "Shelf Registration Statement") on or prior to the 60th day after the later of January 1, 2000 and the Second Extension Date, as applicable, unless the Securities are no longer outstanding as of such date (the "Shelf Filing Deadline"), which Shelf Registration Statement shall provide for resales of Transfer Restricted Securities (as defined below); and

                      (y) The Company shall use its best efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or prior to the 120th day after the Shelf Filing Deadline.

                  (b) The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be usable by Holders for a period of two years from the Closing Date or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration Period"). The Company shall not be deemed to have breached its obligations pursuant to the preceding sentence if it shall be required to amend the Shelf Registration Statement or the effectiveness of the Shelf Registration Statement shall be suspended, or the prospectus contained in the Shelf Registration Statement shall not be usable, as a result of a corporate transaction involving the Company that is not adequately reflected in the


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Shelf Registration Statement; provided that the failure to keep the Shelf
Registration Statement effective and usable for such reasons shall last no longer than 45 days in any 12-month period (whereafter Liquidated Damages pursuant to Section 2 shall accrue). Any such period during which the Company fails to keep the Shelf Registration Statement effective and usable is referred to as a "Suspension Period." A Suspension Period shall commence on and include the date that the Company gives notice that the Shelf Registration Statement is no longer effective or the prospectus included therein is no longer usable and shall end on the earlier to occur of (i) the date when each seller of Transfer Restricted Securities covered by such Shelf Registration Statement either receives copies of the supplemented or amended prospectus or is advised in writing by the Company that the use of the prospectus may be resumed and (ii) the expiration of the 45 days in any 12-month period during which one or more Suspension Periods has been in effect; provided that the period during which the Shelf Registration Statement is required to be kept continuously effective shall be increased by the total number of days of all such Suspension Periods.

                  (c) Notwithstanding any other provisions hereof, the Company will ensure that (i) any Shelf Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto (in either case, other than with respect to information included therein in reliance upon or in conformity with written information furnished to the Company by or on behalf of any Holder specifically for use therein (the "Holders' Information")) does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Shelf Registration Statement, and any supplement to such prospectus (in either case, other than with respect to Holders' Information), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  2. Liquidated Damages. (a) The parties hereto agree that the Holders of Securities will suffer damages if the Company fails to fulfill its obligations under Section 1 and that it would not be feasible to ascertain the extent of such damages. Accordingly, if (i) the Shelf Registration Statement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) the Shelf Registration Statement is not declared effective on or prior to the date specified for such effectiveness in this Agreement or (iii) the Shelf Registration Statement is filed and declared effective on or prior to the date specified for such effectiveness in this Agreement but shall thereafter cease to be effective (at any time that the Company is obligated to maintain the effectiveness thereof) without being succeeded within 45 days by an amendment to the Shelf Registration Statement or an additional Shelf Registration Statement filed and declared effective (each such event referred to in clauses (i) through (iii), a "Shelf Registration Default"), the Company will generally be obligated to pay liquidated damages ("Liquidated Damages") to each Holder of Transfer Restricted Securities, with respect to the first 90-day period immediately following the occurrence of such Shelf Registration Default, in an amount equal to $0.05 per week per $1,000 liquidation preference of the Securities constituting Transfer Restricted Securities held by such Holder for each week or portion thereof that the Shelf

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Registration Default continues. The amount of the Liquidated Damages will increase by an additional $.05 per week per $1,000 liquidation preference of Securities constituting Transfer Restricted Securities with respect to each subsequent 90-day period until all Shelf Registration Defaults have been cured, up to a maximum amount of Liquidated Damages of $.20 per week per $1,000 liquidation preference of Transfer Restricted Securities. Following the cure of all Shelf Registration Defaults, the accrual of Liquidated Damages will cease. "Transfer Restricted Securities" means each Security (including any Security received in the way of a dividend payment in accordance with the Certificate of Designation) until the earliest to occur of (i) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (ii) the date on which such Security is eligible for resale (without being subject to volume limitations) pursuant to Rule 144 under the Securities Act (or any successor provision) or
(iii) the date on which such Security has otherwise become eligible for resale without registration under the Securities Act. Notwithstanding anything to the contrary in this Section 2(a), the Company shall not be required to pay Liquidated Damages to the Holder of Transfer Restricted Securities if such Holder failed to provide the information required to be provided by it, if any, pursuant to Section 3(j).

                  (b) The Company may act as its own transfer and paying agent. If at anytime the Company has not appointed a transfer and paying agent, the Company shall notify the Holders under the Certificate of Designation promptly upon the happening of each and every Shelf Registration Default. In the event the Company has appointed a transfer and paying agent, the Company shall pay the Liquidated Damages due on the Transfer Restricted Securities by depositing with the transfer and paying agent (which may not be the Company for these purposes), in trust, for the benefit of the Holders thereof, prior to 10:00 a.m., New York City time on the next dividend payment date specified by the Certificate of Designation and the Securities, sums sufficient to pay the Liquidated Damages then due. If at any time the Company has not appointed a transfer and paying agent, the Company shall pay Liquidated Damages to the Holders directly. The Liquidated Damages due shall be payable on each dividend payment date specified by the Certificate of Designation to the record holder entitled to receive the interest payment to be made on such date. Each obligation to pay Liquidated Damages shall be deemed to accrue from and including the applicable Shelf Registration Default.

                  (c) The parties hereto agree that the Liquidated Damages provided for in this Section 2 constitute a reasonable estimate of and are intended to constitute the sole damages that will be suffered by Holders of Transfer Restricted Securities by reason of the failure of (i) the Shelf Registration Statement to be filed, (ii) the Shelf Registration Statement to be declared effective or (iii) the Shelf Registration Statement ceasing to remain effective at any time that the Company is obligated to maintain the effectiveness thereof, in each case to the extent required by this Agreement.

                  3. Registration Procedures. In connection with any Shelf Registration Statement required to be filed hereunder, the following provisions shall apply:

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                  (a) The Company shall use its reasonable best efforts to
furnish to the Initial Purchaser and its counsel, prior to the filing thereof with the Commission, a copy of the Shelf Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and shall use reasonable best efforts to consult with the Initial Purchaser regarding such comments as the Initial Purchaser or its counsel reasonably may propose.

                  (b) The Company shall advise you and the Holders (if applicable) and, if requested by such person, confirm such advice in writing (which advice pursuant to clauses (iii)-(iv) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

                    (i) when the Shelf Registration Statement and any amendment thereto has been filed with the Commission and when such Shelf Registration Statement or any post-effective amendment thereto has become effective;

                   (ii) prior to the effectiveness of the Shelf Registration Statement, of the receipt of any comment letter or request for information from the Commission;

                  (iii) following the effectiveness of the Shelf Registration Statement, of any request by the Commission for amendments or supplements to such Shelf Registration Statement or the prospectus included therein or for additional information;

                   (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceeding for that purpose;

                    (v) following the effectiveness of the Shelf Registration Statement, of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                   (vi) of the happening of any event that requires the making of any changes in the Shelf Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading in any material respect and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in any material respect.

                  The Company will make every reasonable effort to obtain the withdrawal at the earliest possible time of any order suspending the effectiveness of any Shelf Registration Statement.

                  (c) The Company will furnish to each Holder of Transfer Restricted Securities specifically named in the Shelf Registration Statement, without charge, at least one copy of such

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Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference).

                  (d) The Company will, during the Shelf Registration Period, promptly deliver to each Holder of Transfer Restricted Securities specifically named in the Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities in connection with the offering and sale of the Transfer Restricted Securities covered by the prospectus or any amendment or supplement thereto.

                  (e) To the extent required by applicable law, prior to any public offering of Securities pursuant to the Shelf Registration Statement, the Company will use its reasonable best efforts to register or qualify or cooperate with the Holders of Securities included therein and its counsel in connection with the registration or qualification of such securities for offer and sale under the state securities or blue sky laws of such United States jurisdictions as any such Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Shelf Registration Statement; provided, however, that the Company shall not be required to qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to service of process in suits or to taxation in any jurisdiction where it is not now so subject.

                  (f) The Company will cooperate with the Holders of Securities to facilitate the timely preparation and delivery of certificates representing Securities to be sold pursuant to the Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request in writing prior to sales of Securities pursuant to such Shelf Registration Statement.

                  (g) If any event contemplated by paragraphs (b)(iii) through
(v) above occurs during the period in which the Company is required to maintain an effective Shelf Registration Statement, the Company will use its reasonable best efforts to promptly prepare a post-effective amendment to the Shelf Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the Securities from a Holder, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (h) The Company will comply with all applicable rules and regulations of the Commission and will make generally available to the Company's security holders as soon as practicable after the effective date of the Shelf Registration Statement an earnings statement satisfying the provisions of
Section 11(a) of the Securities Act; provided that in no event shall such earnings statement be delivered later than 45 days after the end of a 12-month period (or 90

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                                                                               6

days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Shelf Registration Statement, which statements shall cover such 12-month period.

                  (i) The Company may require each Holder of Transfer Restricted Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Transfer Restricted Securities as the Company may from time to time reasonably require for inclusion in such Shelf Registration Statement, and the Company may exclude from such registration the Transfer Restricted Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

                  (j) Each Holder of Transfer Restricted Securities to be registered agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Company pursuant to Section 3(b)(iii) through (v) hereof, such Holder will discontinue disposition of such Transfer Restricted Securities until such Holder's receipt of copies of the supplemental or amended prospectus contemplated by Section 3(g) hereof, or until advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed. If the Company shall give any notice under Section 3(b)(iii) through (v) during the period that the Company is required to maintain an effective Shelf Registration Statement (the "Effectiveness Period"), such Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Transfer Restricted Securities covered by such Shelf Registration Statement shall have received (x) the copies of the supplemental or amended prospectus contemplated by Section 3(g) (if an amended or supplemental prospectus is required) or (y) the Advice (if no amended or supplemental prospectus is required).

                  (k) The Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as Holders of a majority in aggregate liquidation preference of the Securities being sold or the managing underwriters (if any) shall reasonably request in order to facilitate any disposition of Securities pursuant to the Shelf Registration Statement; provided, however, that the Company shall not be obligated to enter into an underwriting agreement or to facilitate such disposition in an underwritten offering pursuant to any Shelf Registration Statement unless Holders of a majority in aggregate liquidation preference of such Transfer Restricted Securities elect to dispose of such Transfer Restated Securities in such an underwritten offering.

                  (l) The Company shall (i) make reasonably available for inspection by a representative of, and Special Counsel (as defined below) acting for, Holders of a majority in aggregate liquidation preference of the Securities being sold and any managing underwriter participating in any disposition of Securities pursuant to such Shelf Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and (ii) use its reasonable best efforts to have its officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by

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                                                                               7

such representative, Special Counsel or any such managing underwriter (an "Inspector") in connection with such Shelf Registration Statement; provided, however, that the Company need not make available or supply any information pursuant to this paragraph (m) to the extent such information may not be disclosed pursuant to any confidentiality agreement to which the Company or any of its Subsidiaries is a party or such disclosure would jeopardize any applicable attorney-client, work product or other privilege and; provided further, that the Inspector enter into appropriate confidentiality agreements with the Company and agree to be bound by confidentiality agreements to which the Company is subject.

                  (m) The Company shall, if requested by Holders of a majority in aggregate liquidation preference of the Securities being sold, their Special Counsel or the managing underwriters (if any) in connection with such Shelf Registration Statement, use its reasonable best efforts to cause (i) its counsel to deliver an opinion relating to the Shelf Registration Statement and the Securities in customary form, (ii) its officers to execute and deliver all customary documents and certificates reasonably requested by Holders of a majority in aggregate liquidation preference of the Securities being sold, their Special Counsel or the managing underwriters (if any) and (iii) its independent public accountants to provide a comfort letter in customary form, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

                  4. Registration Expenses. The Company will bear all expenses incurred in connection with the performance of its obligations under Sections 1, 2, and 3 hereof and the Company will reimburse the Initial Purchaser and the Holders for the reasonable fees and disbursements of one firm of attorneys chosen by the Holders of a majority in aggregate liquidation preference of the Securities to be sold pursuant to a Shelf Registration Statement (the "Special Counsel") acting for the Initial Purchaser or Holders in connection therewith. The Company shall not have any obligation to pay any underwriting fees, discounts or commissions attributable to the sale of any Securities pursuant to this Agreement.

                  5. Indemnification. (a) Indemnification of Holders. The Company and its subsidiaries, jointly and severally, shall indemnify and hold harmless each Holder (including, without limitation, the Initial Purchaser), their respective directors, officers, representatives and agents and each person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act (collectively referred to for the purposes of this Section 5 as a Holder) against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of Securities), to which that Holder may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement or any preliminary or final prospectus forming part thereof or in any amendment or supplement thereto or
(ii) the omission or alleged omission to state in any such Shelf Registration Statement or any preliminary or final prospectus forming part thereof or in any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Holder for any legal or

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other expenses reasonably incurred by that Holder in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the foregoing indemnification agreement with respect to any preliminary prospectus shall not inure to the benefit of any Holder from whom the person asserting any such loss, claim, damage or liability purchased Securities, if (i) a copy of the preliminary prospectus (as then amended or supplemented) was delivered to such person at or prior to the written confirmation of the sale of Securities to such person, (ii) a copy of the final prospectus (as then amended or supplemented) was not sent or given to such person by or on behalf of such Holder and (iii) the final prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability; and further provided, however, that the Company and its subsidiaries shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus or Shelf Registration Statement or any such amendment or supplement in reliance upon and in conformity with any Holders' Information.

                  (b) Indemnification of Company, Directors and Officers. Each Holder, severally and not jointly, agrees to indemnify and hold harmless the Company, the Company's shareholders, affiliates, directors, officers, representatives and agents, and each person, if any, who controls them or any of them within the meaning of Section 15 of the Securities Act (collectively referred to for the purposes of this Section 5 as the Company), against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in a preliminary or final prospectus or such Shelf Registration Statement or in any amendment or supplement thereto or
(ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Holders' Information furnished to the Company by or on behalf of that Holder specifically for use therein, and shall reimburse the indemnified party for any legal or other expenses reasonably incurred by the indemnified party in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that no such Holder shall be liable for any indemnity claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Securities pursuant to such Shelf Registration Statement.

                  (c) Actions; Notification. Promptly after receipt by an indemnified party under this Section 5 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this
Section 5 except to the extent it has been

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materially prejudiced by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 5. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 5 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or
(ii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by the Holders of a majority in aggregate liquidation preference of the Securities if the indemnified parties under this Section 5 consist of any Holder or any of their respective officers, employees or controlling persons, or by the Company, if the indemnified parties under this Section 5 consist of the Company or any of the Company's directors, officers, employees or controlling persons. Each indemnified party, as a condition of the indemnity agreements contained in Sections 5(a) and 5(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. Subject to the provisions of Section 5(d) below, no indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel payable in accordance with this Section 5, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by this Section 5 effected without its written consent if (i) such settlement is entered into more than

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45 days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

                  (e) Contribution. If the indemnification provided for in this
Section 5 is unavailable or insufficient to hold harmless an indemnified party under Section 5(a) or (b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and such Holder on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or to any Holders' Information supplied by such Holder on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Holders agree that it would not be just and equitable if contributions pursuant to this Section 5(e) were to be determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 5(e) shall be deemed to include, for purposes of this Section 5(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5(e), no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Securities sold by such Holder to any purchaser exceeds the amount of any damages which such Holder has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  Any Holder's obligations to contribute as provided in this
Section 5(e) are several and not joint.

                  The obligations of the Company and the Holders in this Section 5 are in addition to any other liability which the Company or the Holders as the case may be, may otherwise have.

                  6. Rule 144A. Unless the Company is then subject to Section 13 or 15(d) of the Exchange Act, the Company hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available, upon request, to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any

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                                                                              11

prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A. Notwithstanding the foregoing, nothing in this Section 6 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

                  7. Underwritten Registrations. If any of the Transfer Restricted Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate liquidation preference of such Transfer Restricted Securities included in such offering, subject to the consent of the Company (which shall not be unreasonably withheld or delayed), and such Holders shall be responsible for all underwriting commissions and discounts in connection therewith. Under no circumstances shall there be more than one underwritten offering of Transfer Restricted Securities pursuant to this Agreement.

                  8. Miscellaneous. (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority in aggregate liquidation preference of the Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of the Holders of Securities whose Securities are being sold pursuant to a Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate liquidation preference of the Securities being sold by such Holders pursuant to such Shelf Registration Statement.

                  (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier, or air courier guaranteeing overnight delivery:

                  (1) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 8(b), which address initially is, with respect to each Holder, the address of SG Cowen Securities Corporation;

                  (2) if to you, initially at your address set forth in the Purchase Agreement; and

                  (3) if to the Company, initially at the address of the Company set forth in the Purchase Agreement, with a copy to Winston & Strawn, 200 Park Avenue, New York, New York 10016, Attention: Daniel A. Ninivaggi.

                  All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being delivered to a next-day air courier; five business days after being deposited in the mail; and when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

                  (c) Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each of the parties; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

                  (d) Counterparts. This Agreement may be executed in any number of counterparts (which may be delivered in original form or by telecopies) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (f) Governing Law; Submission to Jurisdiction.

                  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  (g) No Inconsistent Agreements. The Company has not and shall not, on or after the date of this Agreement, enter into any agreement that is inconsistent with the rights granted to the holders of Transfer Restricted Securities in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement which remains in effect granting any registration rights with respect to any of its preferred securities to any person, which agreement would allow any person other than the Holders of Transfer Restricted Securities to require the Company to register any such preferred securities pursuant to a Shelf Registration Statement. Without limiting the generality of the foregoing, without the written consent of the holders of a majority in aggregate liquidation preference of the then outstanding Transfer Restricted Securities, the Company shall not grant to any person the right to request the Company to register any preferred securities of the Company under the Securities Act pursuant to a Shelf Registration Statement unless the rights so granted are not in conflict or inconsistent with the provisions of the Agreement.

                  (h) No Piggyback on Registrations. Neither the Company, nor any of its security holders (other than the holders of Transfer Restricted Securities in such capacity) shall have the right to include any securities of the Company in any Shelf Registration Statement other than Transfer Restricted Securities or, if permitted by the Commission, the Warrants and the shares of Common Stock received, or issued and received, as the case may be, upon exercise of the Warrants.

                  (i) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this

Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

                  (j) Remedies. In the event of a breach by the Company, or by any holder of Transfer Restricted Securities, of any of their obligations under this Agreement, each holder of Transfer Restricted Securities or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages (other than the recovery of damages for a breach by the Company of its obligations under Section 1 hereof for which Liquidated Damages have been paid pursuant to Section 2 hereof), will be entitled to specific performance of its rights under this Agreement. Except as provided in Section 2(c), the Company and each holder of Transfer Restricted Securities agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                  Please confirm that the foregoing correctly sets forth the agreement among the Company and you.

                                       Very truly yours,

                                       STELLEX TECHNOLOGIES, INC.


                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:


                                       STELLEX AEROSPACE, INC.


                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:


                                       STELLEX AEROSPACE


                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:


                                       STELLEX PARAGON PRECISION, INC.


                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:


                                       SCANNING ELECTRON ANALYSIS LABORATORIES,
                                       INC.


                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       STELLEX BANDY MACHINING INC.


                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:


                                       GENERAL INSPECTION LABORATORIES, INC.


                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:


                                       STELLEX ELECTRONICS, INC.


                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:


                                       STELLEX MICROWAVE SYSTEMS, INC.


                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:


                                       STELLEX AEROSTRUCTURES, INC.


                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

STELLEX MONITOR AEROSPACE INC.


By
  -------------------------------------
Name:
Title:


STELLEX PRECISION MACHINING, INC.


---------------------------------------
Name:
Title:


PMC ACQUISITION CORPORATION


By
  -------------------------------------
Name:
Title:


PHOENIX MICROWAVE CORPORATION


By
  -------------------------------------
Name:
Title:


PHOENIX MICROWAVE, LTD.


By
  -------------------------------------
Name:
Title:

                                           PHOENIX MICROWAVE INTERNATIONAL, INC.


                                           By
                                             -----------------------------------
                                             Name:
                                             Title:


Accepted in New York, New York

SG COWEN SECURITIES CORPORATION


By:
Name:
Title: